UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2011

INTELIMAX MEDIA INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-53685	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 – 555 West Hastings Street, Vancouver, British Columbia V6B 4N4
(Address of principal executive offices) (Zip Code)

(604) 742-1111
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On April 6, 2011, Intelimax Media Inc., (the “Company”) entered into a master services agreement with Friedman360, LLC.  Pursuant to the terms of the agreement, Friedman360 will provide the Company with website and multimedia development services for compensation of $250,000.  The website and multimedia development work will relate to the design, navigation, look and feel of the Company’s Gamboozle website.

Item 9.01	Financial Statements and Exhibits
Item	Description
10.1	Master Services Agreement with Friedman360, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIMAX MEDIA INC.

/s/ Glenn Little
Glenn Little
President and Director

Date:  April 11, 2011